Exhibit 10.12

Execution Version

INCREMENTAL FACILITY ASSUMPTION AGREEMENT NO. 1

This INCREMENTAL FACILITY ASSUMPTION AGREEMENT NO. 1 (this “Agreement”), dated as of October 16, 2018, is made by and among Cvent, Inc., a Delaware corporation (“Borrower”). Papay Holdco, LLC, a Delaware limited liability company (“Holdings”), the other Credit Parties party hereto, each of the financial institutions party hereto as lenders (in such capacity, the “2018 Incremental Lenders”) and Goldman Sachs Bank USA, as administrative agent (in such capacity, together with its successors and assigns, the “Administrative Agent”) for the Lenders under, and as defined in, the Credit Agreement (as defined below).

PRELIMINARY STATEMENTS:

(1) The Borrower, the other Credit Parties, the Lenders from time to time party thereto, the Administrative Agent and Goldman Sachs Bank USA, as Collateral Agent for the Secured Parties, as Swing Line Lender and as the Issuing Bank, are party to that certain Amended and Restated Credit Agreement, dated as of November 30, 2017 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”; as amended by this Agreement, the “Amended Credit Agreement”). Capitalized terms not otherwise defined in this Agreement have the same meanings as specified in the Amended Credit Agreement;

(2) The Borrower has requested that the 2018 Incremental Lenders collectively provide 2018 Incremental Term Loan Commitments (as defined below), and make 2018 Incremental Term Loans (as defined below) pursuant thereto, in an aggregate principal amount equal to $53,000,000 on the effective date with respect to the 2018 Incremental Term Loans made hereunder (as used herein, the “Increase Effective Date”) and each 2018 Incremental Lender is prepared to provide a portion of such 2018 Incremental Term Loan Commitments and to provide a portion of the 2018 Incremental Term Loans pursuant thereto, in the respective amounts set forth on Schedule 2.01(a) hereto, in each case subject to the other terms and conditions set forth herein;

(3) The Borrower, Holdings, the other Credit Parties, the 2018 Incremental Lenders and the Administrative Agent are entering into this Agreement in order to evidence such 2018 Incremental Term Loan Commitments and 2018 Incremental Term Loans, which are made in accordance with Section 2.20 of the Credit Agreement and incurred pursuant to the Incurrence Ratio;

(4) The proceeds of the 2018 Incremental Term Loans will be used to (a) finance the acquisition, directly or indirectly, by the Borrower of Social Tables, Inc. (the “2018 Target”) (the “Acquisition”) pursuant to that certain Agreement and Plan of Merger, dated as of October 16, 2018 (the “2018 Acquisition Agreement”), by and among Cvent Atlanta, LLC, a Delaware limited liability company, Linebacker Merger Sub, Inc., a Delaware corporation, the 2018 Target and the Equityholders’ Representative (as defined in the 2018 Acquisition Agreement), (b) pay fees, costs and expenses incurred in connection with this Agreement, the 2018 Acquisition Agreement and the transactions contemplated hereby and thereby, and (c) finance working capital and general corporate purposes;

(5) The Borrower has appointed Goldman Sachs Bank USA, as sole lead arranger (in such capacity, the “2018 Incremental Term Loan Arranger”) to arrange the 2018 Incremental Term Loans under this Agreement.

SECTION 1. Incremental Facilities. Pursuant to Section 2.20 of the Credit Agreement, on and as of the Increase Effective Date:

(a) Each 2018 Incremental Lender that is not, prior to the effectiveness of this Agreement, a Term Loan Lender under the Credit Agreement, hereby agrees that upon, and subject to, the occurrence of the Increase Effective Date, such 2018 Incremental Lender shall be deemed to be, and shall become, a “Term Loan Lender” for all purposes of, and subject to all the obligations of a “Term Loan Lender” under, the Amended Credit Agreement and the other Loan Documents. Each 2018 Incremental Lender shall have an Incremental Term Loan Commitment that is equal to the amount set forth opposite such 2018 Incremental Lender’s name under the heading “2018 Incremental Term Loan Commitments” on Schedule 2.01(a) to this Agreement (such commitment hereinafter referred to as the “2018 Incremental Term Loan Commitments”). Each Credit Party and the Administrative Agent hereby agree that from and after the Increase Effective Date, each 2018 Incremental Lender shall be deemed to be, and shall become, a “Term Loan Lender” for all purposes of, and with all of the rights and remedies of a “Term Loan Lender” under, the Amended Credit Agreement and the other Loan Documents.

(b) Each 2018 Incremental Lender hereby agrees to make 2018 Incremental Term Loans to the Borrower on the Increase Effective Date in a principal amount not to exceed its respective 2018 Incremental Term Loan Commitment set forth on Schedule 2.01(a) to this Agreement.

(c) Section 1.01 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order therein:

(i) “2018 Acquisition” shall have the meaning assigned to such term in Section 3,11.

(ii) “2018 Acquisition Agreement” shall mean that certain Agreement and Plan of Merger, dated as of October 16, 2018 (the “2018 Acquisition Agreement”), by and among Cvent Atlanta, LLC, a Delaware limited liability company, Linebacker Merger Sub, Inc., a Delaware corporation, the 2018 Target and the Equityholders’ Representative.

(iii) “2018 Incremental Lender” shall mean any Lender that holds a 2018 Incremental Term Loan Commitment and/or a 2018 Incremental Term Loan outstanding hereunder.

(iv) “2018 Incremental Term Loan Commitment” shall mean as to each 2018 Incremental Lender, its obligation to make 2018 Incremental Term Loans to the Borrower on the First Incremental Amendment Date in an aggregate principal amount not to exceed the amount set forth opposite such 2018 Incremental Lender’s name on Annex A under the caption “2018 Incremental Term Loan Commitment”.

(v) “2018 Incremental Term Loans” shall mean the Term Loans made to the Borrower on the First Incremental Amendment Date in the principal amount of $53,000,000.

(vi) “2018 Target” shall mean Social Tables. Inc., a Delaware corporation.

(vii) “First Incremental Amendment” shall mean that certain Incremental Facility Assumption Agreement No. 1, dated as of October 16, 2018, by and among the Borrower, Holdings, the other Credit Parties party thereto, the 2018 Incremental Lenders party thereto and the Administrative Agent.

(viii) “First Incremental Amendment Date” shall mean the date on which all the conditions precedent set forth in Section 4 of the First Incremental Amendment shall have been satisfied or waived in accordance with the terms thereof. For the avoidance of doubt, the First Incremental Amendment Date shall be October 16, 2018.

(d) Section 1.01 of the Credit Agreement is hereby amended by adding the following sentence at the end of the definition of “Tranche”:

“Notwithstanding any provision herein to the contrary, the Term Loans made on the Closing Date and the 2018 Incremental Term Loans made on the First Incremental Amendment Date shall be deemed to be, and treated as, part of a single Tranche for all purposes hereunder.”

(e) Section 2.09 of the Credit Agreement is hereby amended by replacing the same in full with the following:

“Section 2.09 Amortization of Term Loan Borrowings. The Borrower shall pay to the Administrative Agent, for the ratable account of the Term Loan Lenders, on the last Business Day of each March, June, September and December, commencing on the last Business Day of December, 2018 (each such date, a “Term Loan Repayment Date”), an amount equal to (i) 0.25% in respect of principal of the Term Loans made on the Closing Date and (ii) 0.2512562814% in respect of principal of the 2018 Incremental Term Loans made on the First Incremental Amendment Date, in each case, as adjusted from time to time pursuant to Section 2.10(h), as reduced by the principal amount of Loans contributed or assigned to Holdings or any of its Restricted Subsidiaries pursuant to Section 10.04(b)(vi) or (viii), and as adjusted in connection with the making of any further Incremental Term Loans pursuant to Section 2.20 hereof, together in each case with accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment. To the extent not previously paid, all Term Loans made on the Closing Date and all 2018 Incremental Term Loans made on the First Incremental Amendment Date shall be due and payable by the Borrower on the Term Loan Maturity Date.”

(f) Section 3.11 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:

“For the avoidance of doubt, the Borrower will (or will direct a Credit Party to) use the proceeds of the 2018 Incremental Term Loans made on the First Incremental Amendment Date, to (i) finance the acquisition by the Borrower of the 2018 Target (the “2018 Acquisition”), pursuant to the 2018 Acquisition Agreement, (ii) to repay a portion of the outstanding loans under the Existing Credit Agreement (as defined below), (iii) pay fees, costs and expenses incurred in connection with the First Incremental Amendment and the transactions contemplated thereby, and (iv) finance working capital and general corporate purposes.”

(g) The Credit Agreement is hereby amended by inserting as part of Annex A thereto Schedule 2.01(a) attached hereto.

SECTION 2. Terms and Agreements. The 2018 Incremental Term Loans made pursuant to this Agreement shall constitute “Term Loans” for all purposes of the Amended Credit Agreement and the other Loan Documents, and shall have the same terms as, and be part of the same series as, the Term Loans made prior to the Increase Effective Date.

SECTION 3. Representations and Warranties. Each Credit Party represents and warrants that as of the Increase Effective Date:

(a) The representations and warranties made by any Credit Party set forth in Article III of the Credit Agreement or in any other Loan Document are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” is true and correct in all respects) on and as of the Increase Effective Date with the same effect as though made on and as of such date, except to the extent that such representation or warranty expressly relates to an earlier date in which case such representations and warranties are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” is true and correct in all respects) as of such earlier date; and

(b) no Event of Default under Section 8.01(a), (b), (g) or (h) of the Credit Agreement shall have occurred and be continuing at the time of the incurrence of the 2018 Incremental Term Loans made pursuant to this Agreement or immediately after giving effect thereto.

SECTION 4. Conditions to Effectiveness on Increase Effective Date. This Agreement, and the obligations of the 2018 Incremental Lenders to make their respective 2018 Term Loan Commitments, and to fund their respective 2018 Incremental Term Loans, as specified in Section 1 hereof, shall become effective on and as of the Business Day on which the conditions to such 2018 Incremental Term Loans set forth in Sections 2.20(a), (b) and (c) of the Credit Agreement shall have been satisfied (such date, the “Increase Effective Date”), including:

(a) the Administrative Agent shall have received duly executed counterparts of this Agreement from the Borrower, each other Credit Party and each 2018 Incremental Lender;

(b) the Administrative Agent shall have received a Borrowing Request for the borrowing of the 2018 Incremental Term Loans to be made pursuant to this Agreement;

(c) the 2018 Acquisition shall have been consummated or, substantially concurrently with the incurrence of the 2018 Incremental Term Loans, shall be consummated, pursuant to the terms of the 2018 Acquisition Agreement;

(d) the Administrative Agent shall have received, on behalf of itself, the Collateral Agent and the Lenders, a customary opinion of Kirkland & Ellis LLP, special counsel to the Borrower and each Credit Party, each dated as of the Increase Effective Date, addressed to the Agents and the Lenders and in the form and substance reasonably acceptable to the Administrative Agent;

(e) no Event of Default under Section 8.01(a), (b), (g) or (h) of the Credit Agreement shall have occurred and be continuing at the time of the incurrence of the 2018 Incremental Term Loans made pursuant to this Agreement or immediately after giving effect thereto;

(f) The Administrative Agent shall have received:

(i) a certificate of the secretary or assistant secretary (or equivalent officer) on behalf of each Credit Party dated the Increase Effective Date, certifying (A) (i) that attached thereto is a true and complete copy of each Organizational Document of such Credit Party and, with respect to the articles or certificate of incorporation or organization (or similar document) certified (to the extent applicable) as of a recent date by the Secretary of State of the state of its organization or (ii) that the copy of each Organizational Document of such Credit Party delivered to the Administrative Agent as of the Closing Date remains the true and complete copy as of the date hereof and remains in full force and effect as of the date hereof, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of such Credit Party authorizing the execution, delivery and performance of this Agreement and the other Loan Documents to which such person is a party that are delivered in connection herewith, and that such resolutions have not been modified, rescinded or amended and are in full force and effect as of the date of such certificate, and (C) as to the incumbency and specimen signature of each officer or authorized person executing this Agreement or any other Loan Document or any other document delivered in connection herewith on behalf of such Credit Party (together with a certificate of another officer or authorized person as to the incumbency and specimen signature of the officer or authorized person executing the certificate in this clause (i)); and

(ii) a certificate as to the good standing of each Credit Party as of a recent date, from the Secretary of State (or other applicable Governmental Authority) of its jurisdiction of organization;

(g) the Borrower shall have delivered to Administrative Agent an officer’s certificate, in form and substance reasonably acceptable to Administrative Agent, certifying that the conditions under Sections 2.20(a), (b) and (c) of the Credit Agreement and Sections 4(c) and (e) of this Agreement have been satisfied;

(h) the 2018 Incremental Lenders shall have received all fees and other amounts due and payable to them on or prior to the Increase Effective Date pursuant to this Agreement;

(i) the Administrative Agent and the 2018 Incremental Term Loan Arranger shall have received, to the extent invoiced at least two (2) Business Day prior to the Increase Effective Date, reimbursement for all reasonable and documented out-of-pocket costs and expenses, including the reasonable fees and disbursements of one counsel incurred by the Administrative Agent and the 2018 Incremental Term Loan Arranger in connection with this Agreement;

(j) the Administrative Agent shall have received a solvency certificate in substantially the form delivered on the Closing Date, dated as of the Increase Effective Date and signed by the chief financial officer (or equivalent officer) of Holdings;

(k) so long as requested by the Administrative Agent at least four (4) Business Days prior to the Increase Effective Date, the Administrative Agent shall have received, at least two (2) Business Days prior to the Increase Effective Date, (i) all documentation and other information that is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act and 31 C.F.R. § 1010.230 (the “Beneficial Ownership Regulation”) and (ii) if the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, the Borrower shall deliver a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation;

(l) the Borrower shall repay in full (directly or indirectly) the outstanding loans under, terminate the commitments under, and terminate, that certain Loan and Security Agreement, dated as of November 30, 2015 (the “Existing Credit Agreement”), by and among Silicon Valley Bank and the 2018 Target and certain Subsidiaries of the 2018 Target, as such agreement has been amended, restated, amended and restated, supplemented or otherwise modified prior to the Increase Effective Date; and

(m) the Administrative Agent shall have received duly executed counterparts of the Assignment and Assumption Agreement entered into by and among Goldman Sachs Bank USA and VCO Capital Markets LLC or any of its affiliates with respect to assignment of the 2018 Incremental Term Loans.

SECTION 5. Costs. Expenses. As provided in Section 10.03 of the Amended Credit Agreement, the Credit Parties agree to reimburse the Administrative Agent for all reasonable and documented out-of-pocket expenses, including the reasonable and documented fees and disbursements of one counsel, plus one local counsel per relevant material jurisdiction, incurred by the Administrative Agent in connection with this Agreement.

SECTION 6. Counterparts; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Except as provided in Section 4, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by telecopier or other electronic transmission (PDF or TIFF format) shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 7. Governing Law. This Agreement shall be construed in accordance with and governed by the law of the State of New York.

SECTION 8. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE REQUIREMENTS OF LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 9. Reaffirmation. Each of the Credit Parties as debtor, grantor, mortgagor, pledgor, guarantor, assignor, or in other any other similar capacity in which such Credit Party grants liens or security interests in its property or otherwise acts as accommodation party, guarantor or indemnitor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect hereto) and (ii) to the extent such Credit Party granted liens on or security interests in any of its property pursuant to any such Loan Document as security for or otherwise guaranteed the Obligations under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such guarantee includes, and such security interests and liens hereafter secure, all of the Obligations as amended hereby. Each of the Credit Parties hereby consents to this Agreement and acknowledges that each of the Loan Documents remains in full force and effect and is hereby ratified and reaffirmed. The execution of this Agreement shall not operate as a waiver of any right, power or remedy of the Administrative Agent or Lenders, constitute a waiver of any provision of any of the Loan Documents or serve to effect a novation of the Obligations. This Agreement shall constitute a “Loan Document” and an “Increase Joinder” for purposes of the Amended Credit Agreement.

SECTION 10. 2018 Incremental Term Loan Arranger. The Borrower and the other Credit Parties agree that (a) the 2018 Incremental Term Loan Arranger shall be entitled to the privileges, indemnification, immunities and other benefits afforded to the Lead Arrangers under the Amended Credit Agreement and (b) the 2018 Incremental Term Loan Arranger shall have no duties, responsibilities or liabilities with respect to this Agreement, the Amended Credit Agreement or any other Loan Document.

SECTION 11. No Novation. By its execution of this Agreement, each of the parties hereto acknowledges and agrees that the terms of this Agreement do not constitute a novation, but, rather, a supplement of a pre-existing indebtedness and related agreement, as evidenced by the Amended Credit Agreement.

[REMAINDER OP PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWERS:	CVENT, INC., a Delaware corporation

	By:	/s/ William J. Newman
Name: William J. Newman Title: Senior Vice President, Finance

HOLDINGS:	PAP AY HOLDCO, LLC, a Delaware limited liability company

	By:	/s/ William J. Newman
Name: William J. Newman Title: Senior Vice President, Finance

GUARANTORS:

CROWDCOMPASS, L.L.C.,

a Delaware limited liability company

CVENT ATLANTA, LLC,

a Delaware limited liability company

CVENT ONARRIVAL, INC.,

a Delaware corporation

ELITE MEETINGS INTERNATIONAL, LLC,

a Delaware limited liability company

GENIECONNECT, INC.,

a Delaware corporation

KAPOW EVENTS, INC.,

a Delaware corporation

LANYON SOLUTIONS, INC.,

a Delaware corporation

LANYON, INC.,

a Delaware corporation

MERCURY HOLDING, LLC,

a Delaware limited liability company

SIGNUP4 MOBILE, LLC,

a Georgia limited liability company

SIGNUP4, LLC,

a Delaware limited liability company

STARCITE, INC.,

a Delaware corporation

SU4-WORKTOPIA, LLC,

a Georgia limited liability company

	By:	/s/ William J. Newman
Name: William J. Newman Title: Senior Vice President, Finance

[Signature Page to Incremental Amendment No. 1 and Joinder Agreement]

CROWDTORCH LLC,
a Delaware limited liability company

By:	/s/ Nitin Malhotra
Name: Nitin Malhotra
Title: President